EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 of Inco Limited (the “registrant”) as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Scott M. Hand, Chairman and Chief Executive Officer, and Robert D.J. Davies, Executive Vice President and Chief Financial Officer, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
      (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
      (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

May 10, 2006	By: /s/ S.M. Hand S.M. Hand Chairman and Chief Executive Officer

By: /s/ Robert D.J. Davies Robert D.J. Davies Executive Vice President and Chief Financial Officer